D O D G E & C O X                                     D O D G E & C O X
-----------------                                     -----------------
  Stock Fund

                                                        Stock Fund
                                                      Established 1965

Investment Managers                                   -----------------
    Dodge & Cox
One Sansome Street                                    -----------------
    35th Floor
   San Francisco
California 94104-4405
   (415) 981-1710


For Fund literature and
Information, please
write or call:

  Dodge & Cox Funds
      c/o BFDS
    P.O. Box 9051
       Boston
Massachusetts 02205-9051
     (800) 621-3979
-----------------

  This report is submitted
for the general information
of the shareholders of the
Fund. The report is not
authorized for distribution
to prospective investors                               Quarterly Report
in the Fund unless it is                                March 31, 1998
accompanied by an effective
prospectus.                                                 1998
-----------------                                     -----------------
                                                      -----------------
                                                      -----------------
Printed on recycled paper.
3/98 BF QR
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                              D o d g e  &  C o x
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                                  Stock Fund


To Our Shareholders
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During the first quarter ended March 31, 1998, the Dodge & Cox Stock Fund achieved a total return of 9.72%, compared to 13.95% for the Standard & Poor's 500 Index (S&P 500) of common stocks. Average annual total returns for longer time periods are listed on page three of this report.

Performance Overview

Important contributors to the Fund's performance in the first quarter included investments in the consumer durables, retailing, paper/forest products and diversified technology industries. Fund returns were hindered by the weak relative performance of investments in the electronics/computer, energy, insurance/financial services and electric utilities industries.

While the absolute performance of the Fund in the first quarter was strong, performance relative to the S&P 500 was disappointing. Although short-term relative results of the Fund have been below our expectations, we believe the Fund's current portfolio is well positioned for the future.

Challenging Environment for a Value-Oriented Investor

Positioning an equity portfolio for good future returns is never an easy task. Today it is a significant challenge. Since the end of 1994 the equity market has soared. The S&P 500 has provided an annual rate of return of 31% from the end of 1994 through 1997, and increased again by 14% in the first three months of 1998. The forces that have propelled the market are not imaginary. Earnings expanded at a 15% annualized rate from the previous economic trough in earnings in 1991 to 1997. Due in part to this extended economic expansion, unemployment rates are currently at low levels. Inflation also remains quite low. In an economic sense, the market has arguably enjoyed the best of all possible scenarios, and current valuations reflect that. Valuation for the S&P 500, as measured by the ratio of price divided by earnings (P/E), is very high compared to historical averages. Since 1926, there have been only a few times when the market's P/E was higher, but these were periods when corporate earnings were quite depressed, thus providing a distorted picture. Today, profit margins (net income as a percent of revenues) are also at the high end of their historical range. In summary, strong earnings growth and low inflation have combined to push valuations to levels seldom seen.

While the market is high, the prospects for U.S. and world economic growth remain good. Most economic forecasts are for "sunny and fair conditions," and it is difficult to see threatening "clouds" on the horizon. One potential cloud, the developments in Asia, bears watching, but at this point it does not appear to be leading to a worldwide "storm." In fact, the events in Asia confirm the trend of more and more countries shifting towards true market-based economies. In addition, major technological advances ripple throughout the world economy. Capital and knowledge are mobile, and billions of citizens of the developing world are getting organized to produce and consume more. These very positive, long-lived trends bode well for the global economy.


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                              D o d g e  &  C o x
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                                  Stock Fund

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So what does one do now?


Current Portfolio Position and Strategy

Currently the Fund is positioned very differently from the S&P 500, the most widely referenced broad market index. About 43% of this index, by market value, consists of what we consider to be high valuation stocks. This "high valuation" group has an average P/E ratio of 35 times 1997 earnings (vs. 23 for the rest of the S&P 500), and the market value of the companies is 3.5 times their annual revenues (the price to sales ratio, or P/S ratio). By comparison, only 5% of the Fund's portfolio is invested in this area. Many are fine companies with high profit margin and revenue growth expectations. However, their high valuations keep us from investing in these stocks.

Instead, the Fund's equity portfolio is positioned in the lower valuation sectors (average P/S ratio of 1.0), while continuing to be economically diversified. We believe that over a three-year period this will be a more rewarding position, but it has clearly penalized relative investment returns recently. The high valuation sector had a total return about double that of the rest of the S&P 500 in the past six months.

Two of the Fund's areas of emphasis are industrial commodities and energy, representing just over 20% of the Fund's assets. The Fund invests in individual companies we have identified with attractive long-term prospects and reasonable valuations. The valuation of many companies in the energy/industrial commodity sector are at relative lows compared to the market. If the world economy continues to grow, demand will grow for the basic "building blocks" of industrial production, like oil, chemicals, aluminum and forest products. While a number of these commodities appear to have short-term oversupply conditions, in a growing market-based world economy we believe it is unlikely that this demand/supply imbalance will continue indefinitely. We believe these sectors are fertile ground for long-term investment.

Closing Note

We believe that persistence is a key asset in investing. We think that you, the Fund's shareholders, are best served by our continuing focus on the long-term return potential of each individual security, based on our assessment of its fundamentals and valuation. We have not made major changes in the Fund's portfolio, despite the short-term relative underperformance. We believe the Fund will provide reasonable long-term returns. Our mission is to continue to work hard to find value in an expensive market.

Thank you for your continued confidence in the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,


/s/ Harry R. Hagey              /s/ John A. Gunn
------------------------        -------------------------------------------
Harry R. Hagey, Chairman        John A. Gunn, President

May 1, 1998


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                              D o d g e  &  C o x
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                                  Stock Fund


Objective       The Fund's primary objective is to provide shareholders with an opportunity for long-term growth of principal and income. A secondary objective is to achieve a reasonable current income.



Strategy The Fund seeks to achieve these objectives by investing in well-established companies which, in the view of Dodge & Cox, have positive earnings prospects not reflected in the current price. Dodge & Cox makes a conscious effort to maintain representation in major economic sectors and areas with strong long-term profit potential. The strategy is based on a long-term investment horizon and, as a result, portfolio turnover tends to be low.


20 Years of Investment Performance                       through March 31, 1998
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                              Dodge & Cox                S & P 500
                              Stock Fund                 Index
                              -----------                ----------
4/01/1978                       10,000                     10,000
3/31/1979                       12,427                     11,998
3/31/1980                       13,072                     12,745
3/31/1981                       18,833                     17,815
3/31/1982                       17,150                     15,449
3/31/1983                       24,148                     22,292
3/31/1984                       27,446                     24,238
3/31/1985                       31,761                     28,824
3/31/1986                       45,656                     39,693
3/31/1987                       57,062                     50,100
3/31/1988                       55,856                     45,926
3/31/1989                       63,888                     54,253
3/31/1990                       75,444                     64,714
3/31/1991                       82,389                     74,027
3/31/1992                       89,464                     82,204
3/31/1993                      105,728                     94,717
3/31/1994                      115,248                     96,115
3/31/1995                      133,815                    111,068
3/31/1996                      172,975                    146,713
3/31/1997                      203,901                    175,796
3/31/1998                      280,422                    260,139

Average annual total return for
periods ended March 31, 1998          1 Year     5 Years    10 Years    20 Years
--------------------------------------------------------------------------------
Dodge & Cox Stock Fund                37.52%     21.53%      17.51%      18.14%
S&P 500 Index                         47.98      22.39       18.94       17.70

The chart covers the period from April 1, 1978 to March 31, 1998. It compares a $10,000 investment made in the Dodge & Cox Stock Fund to a $10,000 investment made in the Standard & Poor's 500 Stock (S&P 500) Index. The Fund's total returns include the reinvestment of dividend and capital gain distributions. The S&P 500 Index is a broad based, unmanaged measure of common stocks. Index returns include dividends and, unlike Fund returns, do not reflect fees and expenses. Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or a loss when shares are sold.
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                              D o d g e  &  C o x
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                                  Stock Fund


Fund Information                                                  March 31, 1998
--------------------------------------------------------------------------------

General Information
--------------------------------------------------------------------------------
Net Asset Value Per Share                                               $101.85
Total Net Assets (millions)                                              $4,738
1997 Expense Ratio                                                         0.57%
1997 Portfolio Turnover                                                      19%
Fund Inception Date                                                        1965


Investment Manager: Dodge & Cox, San Francisco. Managed by ten-member Bond Strategy Committee, with members' average tenure at Dodge & Cox of 12 years.

Asset Allocation
--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]
Stocks:                                                                   90.7%
Short-Term Investments:                                                    9.3%


Stock Characteristics
--------------------------------------------------------------------------------
Number of Stocks                                                            74
Median Market Capitalization                                     $10.2 billion
Price to Earnings Ratio*                                                  21.8x
Price to Book Value (trailing 12 months)                                   3.5x
Foreign Stocks** (as percentage of Fund)                                     9%

Ten Largest Stock Holdings                                             % of Fund
--------------------------------------------------------------------------------
General Motors                                                             2.8
Citicorp                                                                   2.6
Motorola                                                                   2.3
Dow Chemical                                                               2.3
Kmart                                                                      2.1
FDX Corp.                                                                  2.1
Pharmacia & Upjohn                                                         2.1
American Express                                                           2.0
Occidental Petroleum                                                       2.0
Aluminum Co. of America                                                    2.0

Ten Largest Sectors                                                   % of Fund
--------------------------------------------------------------------------------
Energy                                                                     9.0
Electronics & Computer                                                     8.7
Banking                                                                    8.3
Insurance & Financial Services                                             6.8
Electric & Gas Utilities                                                   6.5
Consumer Products                                                          6.4
Retail & Distribution                                                      6.1
Consumer Durables                                                          5.7
Transportation                                                             5.4
Media, Printing & Entertainment                                            5.1

 * Price to earnings ratio is calculated using trailing 12-month earnings and excludes extraordinary items.
** All U.S. Dollar-denominated.
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                                  Stock Fund

Portfolio of Investments                                          March 31, 1998
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS:                                                             89.1%

CONSUMER:                                                                  21.7%
CONSUMER PRODUCTS:                                                          6.4%
           Sony Corp. ADR.................................................  1.4
           Matsushita Electric Industrial Co., Ltd. ADR...................  1.3
           Unilever NV....................................................  1.1
           Fort James Corp................................................  1.0
           Dole Food Co., Inc.............................................  0.8
           Bausch & Lomb, Inc.............................................  0.8

RETAIL AND DISTRIBUTION:                                                    6.0%
           Kmart Corp.....................................................  2.1
           Nordstrom, Inc.................................................  1.4
           Genuine Parts Co...............................................  1.2
           Dillard's, Inc. Class A........................................  1.1
           Fleming Cos., Inc..............................................  0.2

CONSUMER DURABLES:                                                          5.7%
           General Motors Corp............................................  2.8
           Whirlpool Corp.................................................  1.6
           Ford Motor Co..................................................  1.3

MEDIA, PRINTING, AND ENTERTAINMENT:                                         3.6%
           R.R. Donnelley & Sons Co.......................................  1.9
           Time Warner, Inc...............................................  1.0
           Dow Jones & Co.................................................  0.7

FINANCE:                                                                   15.1%
BANKING:                                                                    8.3%
           Citicorp.......................................................  2.6
           Republic New York Corp.........................................  1.7
           Golden West Financial Corp.....................................  1.5
           BankAmerica Corp...............................................  1.4
           Norwest Corp...................................................  1.1

INSURANCE AND FINANCIAL SERVICES:                                           6.8%
           American Express Co............................................  2.0
           Loews Corp.....................................................  1.5
           The St. Paul Cos., Inc.........................................  1.2
           Chubb Corp.....................................................  1.0
           General Re Corp................................................  0.7
           Associates First Capital Corp..................................  0.4

BASIC INDUSTRY:                                                            12.3%
PAPER AND FOREST PRODUCTS:                                                  5.1%
           Weyerhaeuser Co................................................  1.8
           International Paper Co.........................................  1.4
           Champion International Corp....................................  1.3
           Boise Cascade Corp.............................................  0.6

CHEMICALS:                                                                  4.3%
           Dow Chemical Co................................................  2.3
           Eastman Chemical Co............................................  1.1
           Nalco Chemical Co..............................................  0.6
           Lubrizol Corp..................................................  0.3

METALS AND MINING:                                                          2.0%
           Aluminum Co. of America........................................  2.0

GENERAL MANUFACTURING:                                                      0.9%
           Archer Daniels Midland Co......................................  0.9

ENERGY:                                                                     9.0%
           Occidental Petroleum Corp......................................  2.0
           Amerada Hess Corp..............................................  1.8
           Union Pacific Resources Group, Inc.............................  1.7
           Phillips Petroleum Co..........................................  1.5
           Chevron Corp...................................................  1.2
           Royal Dutch Petroleum Co.......................................  0.8

ELECTRONICS AND COMPUTER:                                                   8.7%
           Motorola, Inc..................................................  2.3
           International Business Machines Corp...........................  1.6
           Hewlett-Packard Co.............................................  1.5
           Electronic Data Systems........................................  1.3
           NCR Corp.......................................................  1.1
           Adobe Systems, Inc.............................................  0.4
           National Semiconductor Corp....................................  0.3
           Sybase, Inc....................................................  0.2

UTILITIES:                                                                  7.5%
ELECTRIC AND GAS UTILITIES:                                                 6.5%
           Central & South West Corp......................................  1.3
           Texas Utilities Co.............................................  1.0
           Pacific Gas & Electric Corp....................................  1.0
           FPL Group, Inc.................................................  1.0
           TransCanada PipeLines Ltd......................................  0.9
           Wisconsin Energy Corp..........................................  0.8
           Edison International...........................................  0.5


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                                  Stock Fund

Portfolio of Investments                                          March 31, 1998
--------------------------------------------------------------------------------
                                                              Percentage of Fund
COMMON STOCKS (Continued)

TELEPHONE:                                                                 1.0%
           BCE, Inc......................................................  1.0

TRANSPORTATION:                                                            5.4%
           FDX Corp......................................................  2.1
           Union Pacific Corp............................................  1.9
           Canadian Pacific Ltd..........................................  1.4

CAPITAL EQUIPMENT:                                                         4.3%
           Deere & Co....................................................  1.6
           Caterpillar, Inc..............................................  1.4
           Fluor Corp....................................................  1.3

HEALTHCARE AND PHARMACEUTICAL:                                             2.6%
           Pharmacia & Upjohn, Inc.......................................  2.1
           First Health Group Corp.......................................  0.5

DIVERSIFIED TECHNOLOGY:                                                    2.5%
           Xerox Corp....................................................  1.0
           Corning, Inc..................................................  1.0
           Unova, Inc....................................................  0.3
           Raychem Corp..................................................  0.2

PREFERRED STOCKS:                                                          1.6%

CONSUMER:                                                                  1.6%
           News Corp. Ltd., Limited Voting Ordinary Shares ADR...........  1.5
           Kmart Financing I, 7 3/4% Trust Convertible Preferred.........  0.1

SHORT-TERM INVESTMENTS:                                                    9.4%

OTHER ASSETS LESS LIABILITIES:                                            (0.1)%

TOTAL NET ASSETS:                                                        100.0%



The financial information has been taken from the records of the Fund and has not been audited by our independent accountants who do not express an opinion thereon. The financial statements of the Fund will be subject to audit by our independent accountants as of the close of the calendar year.

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                              D o d g e  &  C o x
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                                  Stock Fund



                General Information
                ----------------------------------------------------------------

Investment      Since 1930, Dodge & Cox has been providing professional
Manager         investment management for individuals, trustees, corporations, pension and profit-sharing funds, and charitable institutions.
                Dodge & Cox manages the Dodge & Cox Stock Fund, the Dodge & Cox
                Balanced Fund and the Dodge & Cox Income Fund.

No-Load         Shares of the Fund are purchased and redeemed at net asset
Fund            value. There are no sales, redemption or rule 12b-1 plan
                distribution charges.

Gifts Fund shares provide a convenient method for making gifts to children and to other family members. Shares may be held by an adult custodian for the benefit of a minor under a Uniform Gifts/Transfers to Minors Act. Trustees and guardians may also hold shares for a minor's benefit.

Automatic       Shareholders may make regular monthly or quarterly investments
Investment      of $100 or more through automatic deductions from their bank
Plan            accounts.

Automatic       Shareholders may make regular monthly or quarterly investments
                Investment Plan of $100 or more through automatic deductions from their bank accounts.

Withdrawal      Shareholders owning $10,000 or more of the Fund's shares may
Plan            elect to receive periodic monthly or quarterly payments of at least $50. Under the plan, all dividend distributions are automatically reinvested at net asset value with the periodic payments made from the proceeds of the redemption of sufficient shares.

Reinvestment    Shareholders may direct that dividend and capital gains
Plan            distributions be reinvested in additional Fund shares.

                The above plans are completely voluntary and involve no service charge of any kind.

IRA Plan The Fund has a Regular and Roth Individual Retirement Account Plan (IRA) available for shareholders of the Fund.

Shareholder     Fund literature and details on all of these Plans are
Inquiries       available from the Fund upon request.

                Dodge & Cox Income Fund
                c/o BFDS
                P.O. Box 9051
                Boston, MA 02205-9051
                (800) 621-3979

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